UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 25, 2004

                    The Interpublic Group of Companies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                       1-6686                  13-1024020
--------------------------------------------------------------------------------
 (State or Other Jurisdiction     (Commission File          (IRS Employer
        of Incorporation)             Number)             Identification No.)

   1114 Avenue of the Americas, New York, New York                 10036
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code: 212-704-1200

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

         On June 25, 2004, The Interpublic Group of Companies, Inc. (the "Company") issued a press release announcing a number of significant changes in its management, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         Michael Roth, Chairman and CEO of The MONY Group and a Board member of the Company since 2002, has agreed to become Chairman of the Company, effective on or about July 15, 2004, after the anticipated closing date of the sale of MONY Group to AXA Financial Services Group. Christopher Coughlin, the Company's Chief Operating Officer and Chief Financial Officer since June 2003, will retire at the end of 2004.

         Michael Roth is relinquishing his position on the Audit Committee of the Board to permit the Company to comply with applicable corporate governance requirements. The Audit Committee will continue to include its other current members: Reginald K. Brack, Jill M. Considine, Richard A. Goldstein, H. John Greeniaus and J. Phillip Samper. In addition, Chris Coughlin is relinquishing his seat on the Board to permit the Company to continue to comply with applicable requirements that it maintain a majority of directors who are independent as defined under NYSE rules.

         Robert Thompson, currently Senior Vice President, Finance, will assume Mr. Coughlin's Chief Financial Officer title and responsibilities. Mr. Thompson's promotion to Executive Vice President and CFO of the Company will be effective after the end of the second quarter of 2004. The Company's major operating unit management, as well as corporate staff, will continue to report to President and Chief Executive Officer David Bell.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         Exhibit 99.1: Press Release of the Company, dated June 25, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: June 29, 2004                  By:  /s/ Nicholas J. Camera
                                          ------------------------------
                                          Nicholas J. Camera
                                          Senior Vice President, General
                                          Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release of the Company, dated June 25, 2004.